                                                                    Exhibit 99.4

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      For the month ended February 28, 1997

Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

                                            Document    Previously   Explanation
Required Attachments:                       Attached     Submitted     Attached

1.  Tax Receipts                              ( )           (X)          (X)

2.  Bank Statements                           ( )           ( )          (X)

3.  Most recently filed Income Tax Return     ( )           (X)          ( )

4.  Most recent Annual Financial Statements   ( )           (X)          ( )
     prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


 /s/ Santo J. Pittsman             Senior Vice President/Chief Financial Officer
------------------------------     ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE


         Santo Pittsman                           March 27, 1997
---------------------------------  ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                    DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                      For the month ended February 28, 1997

Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 69 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      For the month ended February 28, 1997

Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

NOTE:

The audit of the Financial Statements of the Debtors for the year ended December 31, 1996 has not been completed. The Debtors do not expect to file their Reports on Form 10-K for the year ended December 31, 1996 with the SEC until May 31, 1997.

Therefore, the Financial Statements included in this Monthly Operating Report do not reflect the effect of any potential audit adjustments for the year ended December 31, 1996.

The Debtors believe that there may be audit adjustments to its Accounts Receivable, Inventory, Fixed Assets and Intangible Assets. There may also be adjustments to certain other accounts as a result of the audit and the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statement of Operations
                      For the Month Ended February 28, 1997
                                   (Unaudited)
                                 (in thousands)

                                                                       February
                                                                         1997
                                                                       --------

Paging Revenues
        Service, Rents & Maintenance                                   $ 46,472

Equipment Sales
        Product Sales                                                     2,971
        Cost of Products Sold                                             3,000
                                                                       --------
                Equipment Margin                                            (29)

        Net Revenue                                                      46,443

Operating Expense
        Service, Rents & Maintenance                                     11,587
        Selling                                                           5,979
        General Administration                                           17,505

                                                                       --------
        Operating  Expense Before And Depr. & Amort                      35,071

        EBITDA Before Restructuring Costs                                11,372

        Restructuring Costs                                               1,873
                                                                       --------
        EBITDA after Restructuring Costs                                  9,499

Depreciation                                                             12,414
Amortization                                                              9,233
                                                                       --------
        Total Depreciation and Amortization                              21,647

Operating Loss                                                          (12,148)

Interest Expense                                                          5,747
Other (Income)Expense                                                         1
                                                                       --------

Loss Before Income Tax Benefit                                          (17,896)

Income Tax Benefit                                                            0
                                                                       --------

Net Loss                                                               ($17,896)
                                                                       ========

                             See Accompanying Notes

                                     4 of 15

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                      For the month ended February 28,1997

Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

NOTE:

The audit of the Financial Statements of the Debtors for the year ended December 31, 1996 have not been completed. The Debtors do not expect to file their Reports on Form 10-K for the year ended December 31, 1996 with the SEC until May 31, 1997.

Therefore, the Financial Statements included in this Monthly Operating Report do not reflect the effect of any potential audit adjustments for the year ended December 31, 1996.

The Debtors believe that there may be audit adjustments to its Accounts Receivable, Inventory, Fixed Assets and Intangible Assets. There may also be adjustments to certain other accounts as a result of the audit and the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheet
                            As of February 28, 1997
                                  (Unaudited)
                                 (in thousands)

                                                                                February 28
                                                                                   1997
                                                                               -----------
Assets:
        Current Assets:
                Cash                                                           $    20,545
                Accounts Receivable, Net                                           102,156
                Inventory                                                           11,964
                Prepaid Expenses                                                     1,275
                Other Current Assets                                                 2,644
                                                                               -----------
                        Total Current Assets                                       138,583

        Noncurrent Assets:
                Property and Equipment, Net                                        349,587
                Deferred Financing Fees, Net                                        28,476
                Investment In Net Assets Of Equity Affiliate                         2,089
                Intangible Assets, Net                                           1,110,255
                Other Assets                                                           651
                                                                               -----------
                       Total Noncurrent Assets                                   1,491,059

                Total Assets                                                   $ 1,629,642
                                                                               -----------
Liabilities and Stockholders' Equity:
        Liabilities Not Subject to Compromise:
                DIP Credit Facility                                                 45,000
                Chase Credit Facility                                          $   649,000
                Accrued Restructuring Costs                                          1,588
                Accrued Wages, Benefits and Payroll Taxes                            4,285
                Accounts Payable - Post Petition                                     1,193
                Accrued Interest (Chase & DIP Facilities )                           3,075
                Accrued Expenses and Other Current Liabilities                      19,217
                Advance Billings and Customer Deposits                              40,534
                                                                               -----------
                        Total Liabilities Not Subject To Compromise                763,892

        Liabilities Subject to Compromise:
                Accrued Wages, Benefits and Payroll Taxes                           11,408
                Deferred Tax Liability                                              72,097
                Notes Payable - 10 1/2%                                            174,125
                Notes Payable - 9 3/8%                                             250,000
                Notes Payable - Yampol                                                 986
                Notes Payable - Dial Page 12 1/4%                                    1,570
                Accrued Interest On Notes Payable                                   20,755
                Accounts Payable- Pre Petition                                       7,207
                Accrued Expenses and Other Current Liabilities - Pre Petition       42,495
                Other Liabilities                                                    5,242
                                                                               -----------
                        Total Liabilities Subject To Compromise                    585,886

        Stockholders' Equity
                Class A Common Stock                                                    39
                Class B Common Stock                                                     2
                Additional Paid-In Capital                                         671,459
                Accumulated Deficit - Pre Petition                                (367,618)
                Accumulated Deficit - Post Petition                                (17,896)
                                                                               -----------
                        Total Stockholders' Equity                                 285,987
                Less:
                Treasury Stock                                                      (6,123)
                                                                               -----------
                        Total Stockholders' Equity                                 279,864

                Total Liabilities and Stockholders' Equity                     $ 1,629,642
                                                                               ===========

                             See Accompanying Notes


                                     6 of 15

Footnotes to the Financial Statements:

1. The audit of the Financial Statements of the Debtors for the year ended December 31, 1996 have not been completed. The Debtors do not expect to file their Reports on Form 10-K for the year ended December 31, 1996 with the SEC until May 31, 1997.

     Therefore, the Financial Statements included in this Monthly Operating Report do not reflect the effect of any potential audit adjustments for the year ended December 31, 1996.

     The Debtors believe that there may be audit adjustments to Accounts Receivable, Inventory, Fixed Assets and Intangible Assets. There may also be adjustments to certain other accounts as a result of the audit and the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and seventeen of its subsidiaries filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession ("DIP") and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Court has authorized the debtors to pay certain pre-petition creditors. These permitted prepetition payments include (i) employee salary and wages;
     (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; and
     (v) trust fund payroll taxes.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 case, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize their business and minimize any disruption caused by the Chapter 11 Case.

     The Debtors have 120 days from the date of the filing of their petitions for relief under Chapter 11 as their exclusive period to file a plan of reorganization, which period may be extended by order of the Bankruptcy Court.

4. During the month of February 1997, the Debtors drew down $45 million of the $200 million DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders").

5. The Company is the second largest paging company in the U.S., with approximately 4.3 million units in service at February 28, 1997, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, Inc. ("MobileMedia Communications") and its subsidiaries. The Company markets its services under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

6. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company has discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     The Company cannot be certain what monetary forfeitures or other further actions the FCC may take in regard to this matter or the timing of any such actions, but such actions could have a material adverse effect upon the financial condition or operations of the Company.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                      For the month ended February 28,1997

Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

The Debtors have 69 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

NOTE:

The audit of the Financial Statements of the Debtors for the year ended December 31, 1996 has not been completed. The Debtors do not expect to file their Reports on Form 10-K for the year ended December 31, 1996 with the SEC until May 31, 1997.

Therefore, the Financial Statements included in this Monthly Operating Report do not reflect the effect of any potential audit adjustments for the year ended December 31, 1996.

The Debtors believe that there may be audit adjustments to its Accounts Receivable, Inventory, Fixed Assets and Intangible Assets. There may also be adjustments to certain other accounts as a result of the audit and the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statement Of Cash Flows
                      For The Month Ended February 28, 1997
                                   (Unaudited)
                                 (in thousands)

                                                                   February 1997
                                                                   ------------
                                                                    (Unaudited)

Operating Activities
     Net Loss                                                          ($17,896)
     Adjustments To Reconcile Net Loss To Net Cash
     Provided By Operating Activities:
        Depreciation And Amortization                                    21,647
        Provision For Uncollectible Accounts And Returns                  4,423
        Undistributed Earnings Of Affiliate                                 (18)
        Deferred Financings Fees, Net                                      (805)
        Change In Operating Assets and Liabilities:
            Accounts Receivable                                         (12,654)
            Inventory                                                       524
            Prepaid Expenses And Other Assets                             1,170
            Accounts Payable, Accrued Expenses and Other                (43,492)
                                                                       --------
Net Cash Provided by Operating Activities                               (47,101)

Investing Activities
     Construction And Capital Expenditures,
            Including Net Change In Pager Assets                         (3,403)
                                                                       --------
Net Cash Used In Investing Activities                                    (3,403)

Financing Activities
     Borrowings From DIP Credit Facility                                 45,000
                                                                       --------
Net Cash Provided By Financing Activities                                45,000

Net Decrease In Cash And Cash Equivalents                                (5,504)
Cash And Cash Equivalents At Beginning Of Period                         26,048
                                                                       --------
Cash And Cash Equivalents At Ends Of Period                            $ 20,545
                                                                       ========

                             See Accompanying Notes


                                    10 of 15

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF TRADE ACCOUNTS RECEIVABLE AGING
                   AND AGING OF POSTPETITION ACCOUNTS PAYABLE
                      For the month ended February 28,1997

Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

================================================================================
TRADE ACCOUNTS RECEIVABLE AGING
-------------- --------------------- -------------------------------------------
                    $   21,771,236    0 - 30 days old
               --------------------- -------------------------------------------
                        30,591,068   31 - 60 days old
               --------------------- -------------------------------------------
                        20,273,160   61 - 90 days old
               --------------------- -------------------------------------------
                        55,497,711   91+ days old
               --------------------- -------------------------------------------
                       128,133,175   TOTAL TRADE ACCOUNTS RECEIVABLE
               --------------------- -------------------------------------------
                      ( 28,901,201)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
               --------------------- -------------------------------------------
                        99,231,974   TRADE ACCOUNTS RECEIVABLE (NET)
               --------------------- -------------------------------------------
                         2,923,587   OTHER NON-TRADE RECEIVABLES
               --------------------- -------------------------------------------
                    $  102,155,561   ACCOUNTS RECEIVABLE, NET
============== ===================== ===========================================

=======================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
============================================ =========== =========== ===========
                    0-30         31-60         61-90        91+
                    Days          Days         Days        Days        Total
----------------- ------------- ------------ ----------- ----------- -----------
----------------- ------------- ------------
ACCOUNTS PAYABLE   $ 1,193,227     0             0           0      $ 1,193,227
================= ============= ============ =========== =========== ===========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                      For the month ended February 28, 1997

Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

=====================================================================================================================
STATUS OF POSTPETITION TAXES

====================================== =============== ============== =============== =============== ===============
                                         BEGINNING        AMOUNT                          ENDING
                                            TAX          WITHHELD         AMOUNT           TAX          DELINQUENT
                                         LIABILITY      OR ACCRUED         PAID         LIABILITY         TAXES
====================================== =============== ============== =============== =============== ===============
FEDERAL
====================================== =============== ============== =============== =============== ===============
WITHHOLDING                            $            0    $ 1,139,931     $ 1,139,931  $            0  $            0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
FICA-EMPLOYEE                                       0        679,516         679,516               0               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
FICA-EMPLOYER                                       0      1,466,250       1,303,333         162,917               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
UNEMPLOYMENT                                        0         69,134          55,307          13,827               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
INCOME                                              0              0               0               0               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
TOTAL FEDERAL TAXES                                 0      3,354,831       3,178,087         176,744               0
====================================== =============== ============== =============== =============== ===============
STATE AND LOCAL
====================================== =============== ============== =============== =============== ===============
WITHHOLDING                                         0        202,423         201,017           1,406               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
SALES                                               0          4,254               0           4,254               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
UNEMPLOYMENT                                        0        353,317         305,117          48,200               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
REAL PROPERTY                                       0        293,702         228,243          65,459               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
OTHER                                               0         11,730               0          11,730               0
====================================== =============== ============== =============== =============== ===============
TOTAL STATE  AND LOCAL                              0        865,426         734,377         131,049               0
====================================== =============== ============== =============== =============== ===============
TOTAL TAXES                            $            0    $ 4,220,257    $  3,912,464    $    307,793  $            0
====================================== =============== ============== =============== =============== ===============

================================================================================
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
================================================================================

=====================================================================================================================
                                    INSIDERS
=====================================================================================================================
         Payee Name                      Position                Salary/Auto        Reimbursable
                                                                  Allowance           Expenses            Total
============================== ============================== ================== =================== ================
Boykin, Roberta                Assistant Corporate Counsel       $        8,462    $              0     $      8,462
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Burdette, H. Stephen           Senior VP Corporate                       13,923              12,999           26,922
                               Development and Acting
                               Senior VP Operations
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Cross, Andrew                  Executive VP Sales and                    17,000              13,159           30,159
                               Marketing
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Grawert, Ron                   Chief Executive Officer                   13,846               1,316           15,162
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Gray, Patricia                 Acting Corporate Counsel                  13,085                   0           13,085
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Gross, Steven                  Senior VP Strategic Planning              13,692                 913           14,605
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Hilson, Debra                  Paralegal                                  3,546                   0            3,546
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Hughes, Curtis                 Assistant VP of Mgmt.                      8,038                 369            8,407
                               Information Systems
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Pascucci, James                Assistant Treasurer                        7,315               5,200           12,515
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Pittsman, Santo                Senior VP and Chief                       15,846               7,021           22,867
                               Financial Officer
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Shea, Kevin                    Treasurer                                 10,778                   0           10,778
------------------------------ ------------------------------ ------------------ ------------------- ----------------
Witsaman, Mark                 Senior VP and Chief                       13,923               1,505           15,428
                               Technology Officer
---------------------------------------------------------------------------------------------------- ----------------
                                                                         TOTAL PAYMENTS TO INSIDERS       $  181,936
==================================================================================================== ================


=====================================================================================================================
                                  PROFESSIONALS
=====================================================================================================================
                                                  Date of
                                                   Court          Invoices          Invoices           Balance
            Name and Relationship                Approval         Received            Paid               Due
============================================== ============== ================== ================ ===================
1.  Ernst & Young - Financial Consultants to      1/30/97           $   454,000    $           0         $   454,000
       Debtor
---------------------------------------------- -------------- ------------------ ---------------- -------------------
2.  Steptoe & Johnson - Counsel to Motorola       1/30/97               284,543          284,543                   0
---------------------------------------------- -------------- ------------------ ---------------- -------------------
3.  Latham & Watkins - Counsel to Debtor          1/30/97               146,687                0             146,687
---------------------------------------------- -------------- ------------------ ---------------- -------------------
4.  Alvarez & Marsal Inc.- Restructuring          1/30/97               200,000                0             200,000
       consultant to Debtor
---------------------------------------------- -------------- ------------------ ---------------- -------------------
5.  Sidley & Austin - Counsel to Debtor           1/30/97               174,000                0             174,000
============================================================= ------------------ ---------------- -------------------
              TOTAL PAYMENTS TO PROFESSIONALS                        $1,259,230        $ 284,543         $   974,687
============================================================= ================== ================ ===================

=====================================================================================================
ADEQUATE PROTECTION PAYMENTS

=====================================================================================================
                                             SCHEDULED            AMOUNTS
                                              MONTHLY              PAID                TOTAL
                                             PAYMENTS             DURING               UNPAID
NAME OF CREDITOR                                DUE                MONTH            POSTPETITION
======================================= ==================== ================== =====================
The Chase Manhattan Bank - (Interest)          $ 22,511,365       $ 22,511,365                     0
======================================= ==================== ================== =====================

================================================================================
QUESTIONNAIRE
                                                                       YES   NO
================================================================================
1.   Have any assets been sold or transferred outside the normal             No
     course of business this reporting period?
--------------------------------------------------------------------------------
2.   Have any funds been disbursed from any account other than a             No
     debtor in possession account?
--------------------------------------------------------------------------------
3.   Are any postpetition receivables (accounts, notes, or loans) due        No
     from related parties?
--------------------------------------------------------------------------------
4.   Have any payments been made of prepetition liabilities this       Yes
     reporting period?
--------------------------------------------------------------------------------
5.   Have any postpetition loans been received by the debtor from any  Yes party?
--------------------------------------------------------------------------------
6.   Are any postpetition payroll taxes past due?                            No
--------------------------------------------------------------------------------
7.   Are any postpetition state or federal income taxes past due?            No
--------------------------------------------------------------------------------
8.   Are any post real estate taxes past due?                                No
--------------------------------------------------------------------------------
9.   Are any postpetition taxes past due?                                    No
--------------------------------------------------------------------------------
10.  Are any amounts owed to postpetition creditors past due?                No
--------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting          Yes
    period?
--------------------------------------------------------------------------------
12. Are any wage payments past due?                                          No
================================================================================
     If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.    The Court has authorized the debtors to pay certain pre-petition creditors. These permitted prepetition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; and (v) trust fund payroll taxes.

Item 5. During the month of February 1997, the Debtors drew down $45 million of the $200 million DIP facility with The Chase Manhattan Bank as agent for the DIP Lenders.

================================================================================
                                    INSURANCE
================================================================================
      There were no changes in insurance coverage for the reporting period.
================================================================================

================================================================================
                                    PERSONNEL
================================================================================
                                               Full Time      Part Time
--------------------------------------------------------------------------------
1.  Total number of employees at                    3,544             171
    beginning of period
--------------------------------------------------------------------------------
2.  Number of employees hired                          63              45
    during the period
--------------------------------------------------------------------------------
3.  Number of employees terminated                   (231)            (10)
    or resigned during the period
--------------------------------------------------------------------------------
4.  Total number of employees on                    3,376             206
    payroll at end of period
================================================================================